                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported)  July 14, 2000
                                                          -------------


                           Premier Laser Systems, Inc.
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-25242                                 33-0476284
    ------------------------            ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)

         3 Morgan Drive, Irvine, CA                          92618
    ------------------------------------------------------------------------
    (Address of Principal Executive Offices)               (Zip Code)

                                 (949) 859-0656
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

         (a)               Retention of Financial Advisor.

         On July 14, 2000, The Magnum Group, Inc., a California-based business development advisory firm, issued a press release announcing its retention by Premier Laser Systems, Inc. (the "Company") to liquidate all assets of the Company. A copy of the press release with respect to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         (b)               Asset Sale Agreement.

         On July 18, 2000, the Company issued a press release announcing that it had entered into an agreement with MediVision Medical Imaging, Ltd. ("MediVision"), an Israeli corporation, regarding a transaction in which MediVision will acquire Premier's stock in Ophthalmic Imaging Systems ("OIS"), Premier's intercompany receivable from OIS, and its inventory of OIS products for $3.2 million in cash and registered stock of MediVision. Under the terms of the agreement, MediVision will convert the receivable into OIS stock at a conversion price of $0.55 per share, with MediVision owning 73% of the common stock of OIS at the conclusion of the transaction. In addition, MediVision will immediately provide up to $260,000 in secured financing to OIS. After the closing MediVision will loan to OIS additional working capital amounts up to $1.5 million.

         Premier will receive $2.2 million cash at the closing of the transaction, and $1 million in registered shares of MediVision stock. The number of shares of MediVision that will be issued to Premier will be determined at closing. As part of the parties' agreement, MediVision will repurchase the shares at the issue price eleven weeks after the closing if the shares have not been previously sold by Premier. A copy of the press release with respect to the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

Exhibit No.                          Exhibit
-----------                          -------

     99.1   Press Release of The Magnum Group, Inc. dated July 14, 2000.

     99.2   Press Release of Premier Laser Systems, Inc. dated July 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  /S/ Robert V. Mahoney
                                  ---------------------------------------
                                  (Registrant)

Dated:  July 26, 2000             By:     /s/ Robert V. Mahoney
        -------------             Name:   Robert V. Mahoney
                                  Title:  Chief Financial Officer